EXHIBIT 10.2










                              INNKEEPERS USA TRUST
                              --------------------

                     8.625% Series A Cumulative Convertible
                    Preferred Shares of Beneficial Interest






                         Registration Rights Agreement
                         -----------------------------

                               dated May 18, 1998








                            EVEREN SECURITIES, INC.
                            -----------------------



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                         Registration Rights Agreement
                             (Innkeepers USA Trust)


                                                                  May 18, 1998



         INTRODUCTORY. This Registration Rights Agreement (this "Agreement") is made and entered into as of May 18, 1998, by and among Innkeepers USA Trust, a Maryland real estate investment trust (the "Company"), and EVEREN Securities Inc. (the "Initial Purchaser") for the benefit of the Holders (as defined herein). This Agreement is entered into pursuant to that certain purchase agreement (the "Purchase Agreement"), dated May 12, 1998, between the Company, Innkeepers USA Limited Partnership, a Virginia limited partnership (the "Partnership") and the Initial Purchaser. In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company and the Partnership have agreed to provide the registration rights provided for in this Agreement to the Initial Purchaser and its direct and indirect transferees. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

         The parties hereby agree as follows:


                                  DEFINITIONS.

         As used in this Agreement, the following terms shall have the following meanings:

         Affiliate: As to any specified person shall mean any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling and "controlled" have the meanings correlative to the foregoing.

         Agreement: This Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

         Business Day: With respect to any act to be performed under this Agreement, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, or other applicable place where such act is to occur, are authorized or obligated by applicable law, regulation or executive order to close.

         Commission:  The United States Securities and Exchange Commission.

         Common Shares: Common Shares of beneficial interest $0.01 par value per share, of the Company.

         Company: Innkeepers USA Trust, a Maryland real estate investment trust, and any successor thereto.

        Controlling Person: Any person who controls a specified person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.


         Exchange Act: The Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

         General Partner: Innkeepers Financial Corporation, a Virginia corporation and general partner of the Partnership.

         Holder: Each record owner of any Registrable Shares from time to time, including the Initial Purchaser and its Affiliates.

        Initial Purchaser:  EVEREN Securities, Inc. an Illinois corporation.


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         Initial Purchaser's Option:  The option granted by the Company to the
Initial Purchaser in the Purchase Agreement to purchase up to 630,000 Series A Preferred Shares.

         Issue Date: The First Closing Date, as defined in the Purchase Agreement, which is the first date of issuance of the Series A Preferred Shares.

         NASD: National Association of Securities Dealers, Inc., or its subsidiary NASD Regulation, Inc., as the context requires.

         Offering Memorandum: The final Offering Memorandum of the Company dated May 12, 1998 pursuant to which the Series A Preferred Shares are offered and sold.

         Partnership: Innkeepers USA Limited Partnership, a Virginia limited partnership, in which the sole partner is Innkeepers Financial Corporation, a Virginia corporation and a wholly-owned subsidiary of the Company.

         Person: An individual, partnership, corporation, trust, or unincorporated organization, or government agency or political subdivision thereof or any other legal entity.

         Proceeding: An action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the knowledge of the person subject thereto, threatened.

         Prospectus: The prospectus included in any Registration Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, it any, in such prospectus.

         Purchase Agreement: As defined in the Introductory paragraph of this Agreement.

         Register, registered and registration: Such terms refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

         Registrable Shares: The Series A Preferred Shares and the Underlying Common Shares, upon original issuance thereof and at all times subsequent thereto, until, in the case of any Share, the earliest to occur of (i) the date on which it has been registered effectively under the Securities Act and disposed of in accordance with the registration statement relating to it, (ii) the date on which it either is transferred in compliance with Rule 144 (or any similar provision then in effect) or is eligible for resale in compliance with Rule 144(k), as promulgated by the Commission under the Securities Act, (iii) the date on which it is eligible for general resale, without restriction, pursuant to another available exemption from registration under the Securities Act, if any, or (iv) the date on which it is sold to the Company.

         Registration Expenses: Any and all expenses incident to the performance of or compliance with this Agreement, including, without limitation: (i) all Commission, stock exchange, NASD registration, listing, inclusion and filing fees, (ii) all fees and expenses incurred in connection with compliance with Canadian, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum and compliance with the rules of the NASD), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) the fees and disbursements of counsel for the Company and of the independent public accountants (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance) of the Company (provided that Registration Expenses shall not include the fees and expenses of any counsel to the Holders or the Selling Shareholders) and (v) any fees and disbursements customarily paid in connection with the issuance or sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement), but excluding brokers' commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a holder or by a Selling Shareholder.


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         Registration Statement: One or more registration statements, on the appropriate form, of the Company that cover the resale of any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, any required amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

         Rule 144: Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

         Rule 144A: Rule 144A promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

         Rule 158: Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

         Rule 424: Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

         Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

         Selling Shareholder: An entity (i) which beneficially owns Registrable Shares and (ii) which is listed (or which the Company has an obligation to list pursuant to Section 5 of this Agreement) as a potential selling shareholder in the Registration Statement filed pursuant to this Agreement.

         Series A Preferred Shares: The 8.625% Series A Cumulative Convertible Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, of the Company, sold by the Company to the Initial Purchaser pursuant to the terms and conditions of the Purchase Agreement, including any shares sold pursuant to the Initial

         Shares:  The Series A Preferred Shares and the Underlying Common
Shares.

         Underlying Common Shares: The Common Shares into which the Series A Preferred Shares are convertible or which may be issued upon redemption of the Series A Preferred Shares.

         Underlying Offering: A sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

         Units:  Units of limited partnership interest in the Partnership.


                              SHELF REGISTRATION.

         As set forth in Section 5 of this Agreement, the Company agrees to file with the Commission as soon as reasonably practicable, but in no event later than sixty (60) calendar days after the Issue Date, as shelf Registration Statement with respect to the sale from time to time by the Holders (or beneficial owners, in the case of shares held in street name or held by a nominee of The Depository Trust Company) of any and all Registrable Shares. The Company shall use its best efforts to cause such Registration Statement to be declared effective by the Commission as soon as practicable thereafter and to remain effective until such time as non of the Shares are Registrable Shares.


                                   EXPENSES.

         As between the Company, on the one hand, and the Holders and Selling Shareholders, on the other, the Company shall pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement; and the Holder or Holders or Selling Shareholders shall pay all broker's commissions and


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transfer taxes, if any, and any other expense not specifically allocated to the
Company pursuant to this Agreement relating to the sale or disposition of such Holder's Registrable Shares pursuant to any Registration Statement; provided, however, that in connection with an Underwritten Offering, the Selling Shareholders participating in such Underwritten Offering shall reimburse the Company for all Registration Expenses reasonably incurred by the Company and any expenses incidental thereto, in each case to the extent that such expenses would not have been incurred by the Company but for the Underwritten Offering, including, without limitation, all reasonable expenses incurred by the Company in causing the preparation of accountants' "comfort letters" and opinions of counsel to the Company requested by such Selling Shareholders or the representative underwriter; and among such Selling Shareholders such expenses shall be allocated pro rata, according to the number of Shares sold by each Selling Shareholder in such offering, or such other method as may be agreed upon by Selling Shareholders.


                              RULES 144 AND 144A.

         During such time as any of the Shares are Registrable Shares, the Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner sufficient to satisfy the condition set forth in Rule 144(c), and during such time as any Series A Preferred Shares are Registrable Shares as described herein, the Company shall make available such other information, if any, as required by, and so long as necessary to permit sales of such Series A Preferred Shares pursuant to, Rule 144A.


                            REGISTRATION PROCEDURES.

THE COMPANY SHALL USE ITS BEST EFFORTS TO CAUSE THE REGISTRATION STATEMENT RELATING TO THE REGISTRABLE SHARES TO BE DECLARED EFFECTIVE UNDER THE SECURITIES ACT. PURSUANT TO SUCH OBLIGATION THE COMPANY SHALL:

prepare and file with the Commission, as specified in this Agreement, a Registration Statement, which Registration Statement shall comply as to form in all material respects with the requirements of the Securities Act, and use its best efforts to cause such Registration Statement to become effective as soon as possible after filing and remain effective until such time, as none of the Shares are Registrable Shares;

notify Holders (including notifying The Depository Trust Company in the manner required by The Depository Trust Company) of the Registrable Shares of their right under this Agreement to be named as Selling Shareholders in the Registration Statement and, pursuant to Section 5(B) below, include as named Selling Shareholders in the Registration Statement those beneficial owners of Registrable Shares who return such completed questionnaires to the Company as the Company may reasonably request;

subject to Section 5(A)(i) of this Agreement, (i) prepare and file with the Commission such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the period described in Section 5(A)(a), (ii) cause each such Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, and (iii) comply with the provisions of the Securities Act so as to permit the sale and resale of such Registrable Shares by the Holder or Holders (and, in the case of Shares held in street name or by a nominee of The Depository Trust Company, the Selling Shareholders) in accordance with customary methods of sale or distribution, including through brokers' transactions and block trades, as well as any other intended method or methods of distribution reasonably requested by the Initial Purchaser or Holder (or, in the case of Shares held in street name or by a nominee of The Depository Trust Company, the Selling Shareholders) by written notice to the Company prior to the filing of the Registration Statement, or the applicable prospectus supplement or post-effective amendment; provided, however, that while the Company must disclose the possibility of Underwritten Offerings in the "Plan of Distribution" section, if so requested by a Holder (or, in the case of Shares held in street name or by a nominee of The Depository Trust Company, a beneficial owner) of Registrable Shares, and must allow certain due diligence as set forth in paragraph (j) below, nothing in this Agreement shall obligate the Company to enter into an underwriting or indemnity agreement with any underwriter, to make any public announcements (other than such as may be required by law or the stock exchange rules applicable to the Company) or to participate in any "roadshow" sales presentations.

furnish to any Selling Shareholder named in any Prospectus, without charge, as many copies of such Prospectus, and any amendment or supplement thereto as such Selling Shareholder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; the Company consents to the use of any such


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Prospectus by such Selling Shareholder in connection with the offering and sale of the Registrable Shares covered by any such Prospectus in accordance with the plan of distribution described therein;

use its best efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the Registration Statement is declared effective by the Commission under all applicable Canadian, federal or state securities or "blue sky" laws of such jurisdictions as the Initial Purchaser or any Selling Shareholder shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to Section 5(A)(a) of this Agreement and do any and all other acts which may be reasonably necessary to enable each Selling Shareholder to consummate the disposition in each such jurisdiction of such Registrable Shares beneficially owned by such Selling Shareholder in accordance with the Registration Statement; provided, however, that the company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify or register but for this Section 5(A)(e), (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;

notify the Initial Purchaser and each Selling Shareholder promptly and, if requested by the Initial Purchaser or any Selling Shareholder, confirm such information in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective,
(ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, and (iv) of the happening of any event during the period a Registration Statement is required to remain effective as a result of which such Registration Statement or the related Prospectus or any documents incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made);

during the period of time referred to in Section 5(A)(a) of this Agreement, use reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, any enjoining order suspending the use or effectiveness of a Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, at the earliest possible moment;

upon request, furnish to each requesting Selling Shareholder, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

except as provided in Section 8 hereof, upon the occurrence of any event contemplated by Section 5(A)(f)(iv) of this Agreement, use its best efforts promptly to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered by the Selling Shareholders to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

if requested by the representative underwriters, if any, or any Selling Shareholders of Registrable Shares being sold in connection with an Underwritten Offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such material identifying information as the representative of the underwriters, if any, or such Selling Shareholders indicate relates to them (and such information shall be deemed to have been furnished in writing to the Company by the Holders of Registrable Shares being sold in such Underwritten Offering expressly for use in the Registration Statement), and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of such matters to be incorporated in such Prospectus supplement or post-effective amendment;

in connection with an Underwritten Offering of Registrable Shares:

         UPON ANY REASONABLE REQUEST RECEIVED IN CONNECTION WITH SUCH AN
              UNDERWRITTEN OFFERING, MAKE AVAILABLE FOR INSPECTION BY REPRESENTATIVES OF THE SELLING SHAREHOLDERS AND THE REPRESENTATIVE OF ANY


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              UNDERWRITERS PARTICIPATING IN ANY DISPOSITION PURSUANT TO A
              REGISTRATION STATEMENT AND ANY SPECIAL COUNSEL OR ACCOUNTANT RETAINED BY SUCH SELLING SHAREHOLDERS OR UNDERWRITERS, ALL FINANCIAL AND OTHER RECORDS, PERTINENT CORPORATE DOCUMENTS AND PROPERTIES OF THE COMPANY AND THE PARTNERSHIP AND THEIR SUBSIDIARIES AND CAUSE THEIR RESPECTIVE OFFICERS, DIRECTORS AND EMPLOYEES TO SUPPLY ALL INFORMATION REASONABLY REQUESTED BY ANY SUCH REPRESENTATIVES, THE REPRESENTATIVE OF THE UNDERWRITERS, THE SPECIAL COUNSEL OR ACCOUNTANTS IN CONNECTION WITH A REGISTRATION STATEMENT, EXCEPT TO THE EXTENT THAT THE REQUESTED ITEMS ARE PUBLICLY AVAILABLE; PROVIDED, HOWEVER, THAT SUCH RECORDS, DOCUMENTS OR INFORMATION WHICH THE COMPANY DETERMINES, IN GOOD FAITH, TO BE CONFIDENTIAL AND NOTIFIES SUCH REPRESENTATIVES, REPRESENTATIVE OF THE UNDERWRITERS, SPECIAL COUNSEL FOR ACCOUNTANTS ARE CONFIDENTIAL SHALL BE KEPT CONFIDENTIAL AND SHALL NOT BE DISCLOSED BY THE REPRESENTATIVES, REPRESENTATIVE OF THE UNDERWRITERS, SPECIAL COUNSEL OR ACCOUNTANTS UNLESS (A) SUBJECT TO THE BLACK-OUT PERIODS DESCRIBED IN SECTION 6 OF THIS AGREEMENT DURING WHICH NO INFORMATION NEED BE PROVIDED, THE DISCLOSURE OF SUCH RECORDS, DOCUMENTS OR INFORMATION IS NECESSARY TO AVOID OR CORRECT A MATERIAL MISSTATEMENT OR OMISSION IN A REGISTRATION STATEMENT OR PROSPECTUS, (B) THE RELEASE OF SUCH RECORDS, DOCUMENTS OR INFORMATION IS ORDERED PURSUANT TO A SUBPOENA OR OTHER ORDER FROM A COURT OF COMPETENT JURISDICTION, OR (C) SUCH RECORDS, DOCUMENTS OR INFORMATION HAVE BEEN GENERALLY MADE AVAILABLE TO THE PUBLIC; AND PROVIDED, FURTHER, THAT THE FOREGOING INSPECTION AND INFORMATION GATHERING SHALL, TO THE GREATEST EXTENT POSSIBLE, BE COORDINATED ON BEHALF OF THE SELLING SHAREHOLDERS AND THE OTHER PARTIES ENTITLED THERETO BY ONE COUNSEL DESIGNATED BY AND ON BEHALF OF SUCH SELLING SHAREHOLDERS AND OTHER PARTIES REASONABLY ACCEPTABLE TO THE COMPANY;

         IN GOOD FAITH CAUSE ITS ACCOUNTANTS TO PREPARE AND DELIVER TO THE
              SELLING SHAREHOLDERS AND UNDERWRITERS A "COMFORT LETTER" AS DESCRIBING IN STATEMENT OF AUDITING STANDARDS NO. 72 PUBLISHED BY THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS (OR ANY SUCCESSOR PUBLICATION); PROVIDED, HOWEVER, THAT THE NEGOTIATION OF SUCH COMFORT LETTER SHALL BE ENTIRELY THE RESPONSIBILITY OF THE SELLING SHAREHOLDERS AND THEIR REPRESENTATIVES AND THE COMPANY SHALL NOT BE LIABLE IN THE EVENT THAT SUCH ACCOUNTANTS FAIL OR REFUSE TO DELIVER ALL OR ANY PART OF THE REQUESTED LETTER;

         IN GOOD FAITH CAUSE ITS ATTORNEYS TO PREPARE AND DELIVER TO THE SELLING
              SHAREHOLDERS AND UNDERWRITERS SUCH OPINION LETTERS AS HAVE BEEN CUSTOMARILY DELIVERED IN THE COMPANY'S RECENT PUBLIC OFFERINGS AND CONCERNING SUCH OTHER MATTERS AS THE SELLING SHAREHOLDERS OR THE UNDERWRITERS MAY REASONABLY REQUEST; PROVIDED, HOWEVER, THAT THE NEGOTIATION OF SUCH OPINION LETTERS SHALL BE ENTIRELY THE RESPONSIBILITY OF THE SELLING SHAREHOLDERS AND THEIR REPRESENTATIVES AND THE COMPANY SHALL NOT BE LIABLE IN THE EVENT THAT SUCH ATTORNEYS FAIL OR REFUSE TO DELIVER ALL OR ANY PART OF THE REQUESTED LETTER;

provided however, that the Company shall not be required to comply with this
Section 5(A)(k) unless the Underwritten Offering involves at least 500,000 Shares; and provided, further, that the Company shall not be required to comply with this Section 5(A)(k) more than once in any twelve (12) month period. Whenever a Selling Shareholder (an "Initiating Seller") proposes to undertake an Underwritten Offering in which the Company will be asked to provide any of the items specified in this Section 5(A)(k), such Initiating Seller may designate the lead underwriter and shall prepare, and the Company shall deliver at the Initiating Seller's expense, a notice to the Holders (including giving notice to The Depository Trust Company, in the manner required by The Depository Trust Company) of Registrable Shares at their address set forth in Section 9(c) of this Agreement. Such notice shall invite the Holders to participate in the Underwritten Offering upon their written acceptance to such Initiating Seller at a stated address with a response deadline no sooner than twenty (20) days from the date of delivery of the notice. All holders of Registrable Shares who return a timely acceptance to the Initiating Seller shall be entitled to participate in the Underwritten Offering; provided, however, that if the total number of Shares proposed to be included in the Underwritten Offering is greater than the amount which the lead underwriter believes can successfully be sold in the Underwritten Offering, then the Shares that each participating seller is allowed to include in the Underwritten Offering shall be reduced to


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pro rate according to the number of Shares each such seller originally proposed to include in the Underwritten Offering.


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use its reasonable best efforts to list all Registrable Shares on the New York
Stock Exchange or another nationally recognized exchange or the Nasdaq National Market as soon as reasonably practicable after the listing requirements are met;

prepare and file in a timely manner all documents and reports required by the Exchange Act which are incorporated by reference into any Registration Statement;

provide a CUSIP number for all Registrable Shares, not later than the effective date of the Registration Statement;

use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its securityholders, as soon as reasonably practicable, earning statements covering at least 12 months which satisfy the provision of Section 11(a) of the Securities act and Rule 158 (or any similar rule promulgated under the Securities Act) thereunder;

provide and cause to be maintained a transfer agent for all Registrable Shares covered by any Registration from and after a date not later than the effective date of such Registration Statement;

in connection with any sale or transfer of the Registrable Shares that will result in such Shares no longer being restricted from resale without registration under the Securities Act, cooperate with the Selling Shareholders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any restrictive legends, and to enable such Registrable Shares to be in such denominations and registered in such names as the representative of the underwriters, if any, or Selling Shareholders may request at least three (3) Business Days prior to any sale of the Registrable Shares; and

upon the effectiveness of the first Registration Statement filed under this Agreement, the Company will take such actions and make such filings as are necessary to effect the registration of the Series A Preferred Shares under the Exchange Act simultaneously with or immediately following the effectiveness of the Registration Statement; and

in order to allow Selling Shareholders to sell their Shares privately pursuant to Rule 144 (during the periods, and in the quantities and manner allowed by such rule) even though such Shares may also be registered for resale under the Registration Statement, the Company agrees to disclose under the caption "Plan of Distribution" (or other appropriate location) in the Registration Statement that sales by the Selling Shareholders pursuant to Rule 144 may occur(provided, however, that if the Commission staff informs the Company in writing that the staff believes the inclusion of such a statement to be inappropriate, the Company may delete it).

THE COMPANY MAY REQUIRE EACH HOLDER (OR EACH BENEFICIAL OWNER, IN THE CASE OF SHARES HELD IN STREET NAME OR BY A NOMINEE OF THE DEPOSITORY TRUST COMPANY) WHO WISHES TO BE NAMED AS A SELLING SHAREHOLDER IN THE REGISTRATION STATEMENT TO FURNISH TO THE COMPANY SUCH INFORMATION REGARDING THE PROPOSED DISTRIBUTION BY SUCH HOLDER (OR BENEFICIAL OWNER) OF REGISTRABLE SHARES AS THE COMPANY MAY FROM TIME TO TIME REASONABLY REQUEST IN WRITING AND NO HOLDER (OR BENEFICIAL OWNER) SHALL BE ENTITLED TO BE NAMED AS A SELLING SECURITYHOLDER IN ANY REGISTRATION STATEMENT AND NO HOLDER (OR BENEFICIAL OWNER) SHALL BE ENTITLED TO USE THE PROSPECTUS FORMING A PART THEREOF IF SUCH HOLDER (OR BENEFICIAL OWNER) DOES NOT PROVIDE SUCH INFORMATION TO THE COMPANY. THE COMPANY SHALL, TO THE EXTENT IT FIRST RECEIVES SUCH INFORMATION FROM HOLDERS (OR BENEFICIAL OWNERS) AFTER INITIAL EFFECTIVENESS OF THE SHELF REGISTRATION STATEMENT, FILE A SUPPLEMENTAL PROSPECTUS OR POST-EFFECTIVE AMENDMENT WITHIN 20 BUSINESS DAYS OF RECEIVING SUCH COMPLETE INFORMATION UNLESS THE COMPANY RECEIVES COMPLETE INFORMATION FROM HOLDERS (OR BENEFICIAL OWNERS) HOLDING (OR BENEFICIALLY OWNING) AT LEAST $2.0 MILLION AGGREGATE LIQUIDATION PREFERENCE OF SERIES A PREFERRED SHARES, IN WHICH CASE SUPPLEMENTAL PROSPECTUSES WILL BE FILED WITHIN 10 BUSINESS DAYS OF RECEIVING SUCH INFORMATION; PROVIDED, HOWEVER, THAT TO THE EXTENT THAT THE EFFECTIVENESS OF SUCH A POST-EFFECTIVE AMENDMENT IS DELAYED AS A RESULT OF INFORMATION PROVIDED, OR FAILED TO BE PROVIDED, BY A HOLDER (OR BENEFICIAL OWNER), SUCH DELAY (BUT ONLY TO SUCH EXTENT) SHALL NOT BE INCLUDED IN THE CALCULATION OF THE 30-DAY PERIOD REFERRED TO IN SECTION 7(A)(III) OF THIS AGREEMENT.

UPON RECEIPT OF WRITTEN NOTICE FROM THE COMPANY OF THE HAPPENING OF ANY EVENT OF THE KIND DESCRIBED IN SECTION 5(A)(F)(II), (III) OR (IV) OR SECTION 6 OF THIS AGREEMENT, EACH SELLING SHAREHOLDER SHALL IMMEDIATELY DISCONTINUE DISPOSITION OF REGISTRABLE SHARES PURSUANT TO A REGISTRATION STATEMENT UNTIL SUCH SELLING SHAREHOLDER, OR ITS NOMINEE, RECEIVES COPIES OF A SUPPLEMENTED OR AMENDED PROSPECTUS OR THE FACTS AND CIRCUMSTANCES GIVING RISE TO SUCH NOTICE ARE OTHERWISE CURED TO THE COMPANY'S SATISFACTION. IF SO REQUESTED BY

THE COMPANY, THE SELLING SHAREHOLDERS SHALL DELIVER TO THE COMPANY (AT THE EXPENSE OF THE COMPANY) ALL COPIES IN THEIR POSSESSION, OTHER THAN PERMANENT FILE COPIES THEN IN THE SELLING SHAREHOLDERS' POSSESSION, OF THE PROSPECTUS COVERING SUCH REGISTRABLE SHARES CURRENT AT THE TIME OF RECEIPT OF SUCH NOTICE.


                               BLACK OUT PERIOD.

         Following the effectiveness of a Registration Statement (and the filings with any state securities commissions), the Company, by written notice to the Initial Purchaser and to the Selling Shareholders, may direct the Selling Shareholders to suspend sales of the Registrable Shares pursuant to the Registration Statement if any of the following events shall occur: (i) an Underwritten Offering by the Company where the Company is advised by the representative of underwriters for such Underwritten Offering that the sale of Registrable Shares pursuant to the Registration Statement would have a material adverse effect on the Company's primary offering; or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that requires additional disclosure of material information by the Company in the Registration Statement and which has not been so disclosed; or (iii) a material corporate transaction is pending, the disclosure of which should be set forth in the Registration Statement and the Board of Trustees of the Company shall have determined in good faith that such disclosure would not be in the best interest of the Company and its stockholders.

         In the case of an event which causes the Company to suspend the effectiveness of a Registration Statement (a "Suspension Event"), the Company may give written notice (a "Suspension Notice") to the Selling Shareholders at the addresses set forth in the questionnaires such Selling Shareholders returned to the Company pursuant to Section 5(A)(b) of this Agreement and otherwise in the share transfer records of the Company and to the Initial Purchaser (Attention: Jon K. Haahr) to suspend sales of the Registrable Shares so that the Company may amend or update the Registration Statement; provided, however, that such suspension shall continue only for so long as the Suspension Event, or its effect is continuing and the Company is taking all reasonable steps to terminate suspension of the effectiveness of the Registration Statement as promptly as possible. The Selling Shareholders shall not effect any sales of the Registrable Shares pursuant to such Registration Statement at any time after receipt of a Suspension Notice from the Company (and prior to the receipt of an End of Suspension Notice (defined below)). If so requested by the Company, the Selling Shareholders will deliver to the Company (at the expense of the Company) all copies in their possession, other than permanent file copies then in the Holders' possession, of the Prospectus covering such Registrable Shares at the time of receipt of the Suspension Notice. The Selling Shareholders may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall be given by the Company to the Selling Shareholders and the Initial Purchaser in the manner described above promptly following the conclusion of any Suspension Event.


                             SPECIAL DISTRIBUTIONS

If (i) within 60 calendar days after the Issue Date, the resale of shelf Registration Statement referred to in Section 2 of this Agreement has not been filed with the Commission, (ii) within 120 calendar days after the Issue Date, such resale shelf Registration Statement has not been declared effective by the Commission other than as a result of a change in applicable law or a change in the Commission staff's interpretation thereof or delays by the Commission beyond the Company's control, (iii) after the Registration Statement has been declared effective, the Registration Statement ceases to be effective or otherwise becomes unusable by the Selling Shareholders for any reason except as provided in Section 6 and other than as a result of a change in applicable law or a change in the Commission staff's interpretation thereof, and the aggregate number of calendar days in any consecutive twelve (12) month period for which the Registration Statement shall not be usable exceeds 30 days in the aggregate (each such event referred to in clauses (i) though (iii), inclusive, a "Registration Default"), additional distributions ("Special Distributions") shall be payable quarterly in arrears to Holders (in addition to any regular distribution accruing or payable on such Shares) and will accrue beginning (and including) the date on which any such Registration Default shall occur and ending (but excluding) the date on which all Registration Defaults have been cured. Special Distributions shall accrue at a rate of $0.0625 (equivalent to 0.25% of the liquidation preference) per annum per Series A Preferred Share during the 90-calendar-day period immediately following the occurrence of any Registration Default, which rate shall increase by $0.0625 (equivalent to 0.25% of the liquidation preference) per annum per Series A Preferred Share at the beginning of each subsequent 90-calendar-day period, but in no event shall such rate exceed $0.25 (equivalent to 1.00% of the liquidation preference) per annum per Series A Preferred Share. Special Distributions shall accrue on any Underlying Common Shares into which the Series A Preferred Shares have been converted or redeemed, at a rate adjusted to provide such Holder with the same economic benefit as though such Underlying Common Shares had not been converted or redeemed from the Series A Preferred Shares.

Special Distributions shall cease to accrue in respect of any Registrable Share on such date as such Share is no longer a Registrable Share.

The Company shall cause the Special Distributions to be paid on the regular dividend date, whether or not the Company shall have declared a dividend or other distribution on the Registrable Shares for such quarter, and shall be payable to the holder of record of Registrable Shares on the record date relating to such regular dividend date; provided, however, that if the holder of record is The Depository Trust Company, or its nominee, and such record holder cannot accommodate the transfer of such Special Distributions to the beneficial owner entitled thereto, then the Company shall pay such Special Distributions to the beneficial owner at the address provided in Section 9(c) of this Agreement. If for any quarter in which Special Distributions are payable in respect of Underlying Common Shares, no record date is declared on the Common Shares, then the record date for such Underlying Common Shares shall be deemed to be the same as the record date for the Series A Preferred Shares.


                       INDEMNIFICATION AND CONTRIBUTION.

Indemnification by the Company. The Company agrees to indemnify and hold harmless (i) the Initial Purchaser, (ii) each Holder (and, in the case of shares held in street name or by a nominee of The Depository Trust Company, each Selling Shareholder), (iii) each Person, if any, who is a Controlling Person of any of the foregoing, and (iv) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchaser and each Holder, Selling Shareholder or any Controlling Person as follows:

         FROM AND AGAINST ANY AND ALL LOSS, CLAIM, LIABILITY AND DAMAGE
              WHATSOEVER, AS INCURRED, ARISING OUT OF ANY UNTRUE OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT CONTAINED IN ANY REGISTRATION STATEMENT (OR ANY SUPPLEMENT OR AMENDMENT THERETO) PURSUANT TO WHICH REGISTRABLE SHARES WERE REGISTERED UNDER THE SECURITIES ACT, INCLUDING ALL DOCUMENTS INCORPORATED THEREIN BY REFERENCE, OR THE OMISSION OR ALLEGED OMISSION TO STATE A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN NOT MISLEADING OR ARISING OUT OF ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT CONTAINED IN ANY PROSPECTUS (OR ANY AMENDMENT OR SUPPLEMENT THERETO), INCLUDING ALL DOCUMENTS INCORPORATED THEREIN BY REFERENCE, OR THE OMISSION OR ALLEGED OMISSION TO STATE A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY IN ORDER TO MAKE THE STATEMENTS THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING; PROVIDED, HOWEVER, THAT SUCH INDEMNITY WITH RESPECT TO ANY REGISTRATION STATEMENT OR PROSPECTUS SHALL NOT INURE TO THE BENEFIT OF ANY HOLDER, SELLING SHAREHOLDER OR THE INITIAL PURCHASER (OR ANY CONTROLLING PERSON THEREOF) TO THE EXTENT THAT ANY SUCH LOSS, CLAIM, LIABILITY, DAMAGE OR EXPENSE ARISES OUT OF SUCH INDEMNIFIED PERSON'S FAILURE TO SEND OR GIVE A COPY OF THE REVISED REGISTRATION STATEMENT OR FINAL PROSPECTUS, AS THE SAME MAY BE THEN SUPPLEMENTED OR AMENDED, TO THE PERSON ASSERTING AN UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OR OMISSION OR ALLEGED OMISSION AT OR PRIOR TO THE WRITTEN CONFIRMATION OF THE SALE OF REGISTRABLE SHARES TO SUCH PERSON IF SUCH STATEMENT OR OMISSION WAS CORRECTED IN SUCH REVISED REGISTRATION STATEMENT OR SUCH FINAL PROSPECTUS AND THE COMPANY SHALL HAVE MADE AVAILABLE TO SUCH INDEMNIFIED PERSON A SUFFICIENT NUMBER OF SUCH REVISED REGISTRATION STATEMENT OR SUCH FINAL PROSPECTUS IN A TIMELY MANNER SO AS TO PERMIT SUCH HOLDER, SELLING SHAREHOLDER OR THE INITIAL PURCHASER TO SEND OR GIVE A COPY OF THE REVISED REGISTRATION STATEMENT OR SUCH FINAL PROSPECTUS CONTAINING SUCH CORRECTION PRIOR TO THE WRITTEN CONFIRMATION OF THE PURCHASE AND SALE OF SUCH REGISTRABLE SHARES;

         FROM AND AGAINST ANY AND ALL LOSS, LIABILITY, CLAIM AND DAMAGE
              WHATSOEVER, AS INCURRED, TO THE EXTENT OF THE AGGREGATE AMOUNT PAID IN SETTLEMENT OF ANY LITIGATION, OR INVESTIGATION OR PROCEEDING BY ANY GOVERNMENTAL AGENCY OR BODY, COMMENCED OR THREATENED, OR OF ANY CLAIM WHATSOEVER BASED UPON ANY SUCH UNTRUE STATEMENT OR OMISSION, IF SUCH SETTLEMENT IS EFFECTED WITH THE WRITTEN CONSENT OF THE COMPANY; AND

         FROM AND AGAINST ANY AND ALL EXPENSE REASONABLY INCURRED (INCLUDING
              REASONABLE FEES AND DISBURSEMENTS OF COUNSEL) IN INVESTIGATING, PREPARING OR DEFENDING AGAINST ANY LITIGATION, OR INVESTIGATION OR

              PROCEEDING BY ANY GOVERNMENTAL AGENCY OR BODY COMMENCED OR THREATENED, IN EACH CASE WHETHER OR NOT A PARTY, OR ANY CLAIM WHATSOEVER BASED ON ANY SUCH UNTRUE STATEMENT OR OMISSION, OR ANY SUCH ALLEGED STATEMENT OR OMISSION, BUT ONLY (A) TO THE EXTENT THAT SUCH EXPENSE WAS INCURRED IN CONNECTION WITH A MATTER REFERRED TO IN (I) OR (II) ABOVE, (B) IN THE CASE OF (II) ABOVE, TO THE EXTENT THAT A REASONABLE ESTIMATE OF SUCH EXPENSES WAS PROVIDED TO THE COMPANY BEFORE THE SETTLEMENT (AND THE COMPANY SHALL NOT BE LIABLE FOR ANY AMOUNTS IN EXCESS OF 110% OF SUCH ESTIMATE), AND (C) IN ANY CASE, TO THE EXTENT THAT ANY SUCH EXPENSE IS NOT PAID UNDER SUBPARAGRAPH (I) OR (II) ABOVE;

                          provided, however, that this indemnity agreement does not apply to any Holder or Selling Shareholder with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder or Selling Shareholder expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

Indemnification by Selling Shareholders. Each Shareholder, on a pro rata basis, agrees to indemnify and hold harmless the Company, the Partnership, the General Partner, and trustees, officers, partners, employees, representatives and agents of the Company (including each Controlling Person of the Company) against any and all loss, liability, claim, damage and expenses described in the indemnity contained in Section 8(a) of this Agreement (provided, however, that any settlement described in Section 8(a) of this Agreement is effected with the written consent of such Selling Shareholder), as incurred, but only with respect to such untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Selling Shareholder or its underwriters, if any, expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto), and provided, further, that no Selling Shareholder shall be liable for any amount in excess of the proceeds received by such Selling Shareholder from the sale of such Selling Shareholder's Registrable Shares pursuant to a Registration Statement or a Prospectus, as the case may be.

Conduct of Indemnification Proceedings. Each party shall give reasonably prompt written notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought under this Agreement, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this indemnity agreement, except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give written notice. If the indemnifying party so elects within a reasonable time after receipt of such written notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified parties in such action or proceeding, which approval shall not be unreasonably withheld; provide, however, that, if such indemnified party or parties reasonably determines that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to one separate counsel (an any necessary local counsel) at the indemnifying party's expense. If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party's counsel shall be entitled to conduct such indemnifying party's defense and counsel for the indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of not more than one counsel (and any necessary local counsel) for the indemnified party or parties. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. No indemnifying party shall, without consent of the indemnified party, consent to entry of any judgment or enter into a settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses for counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided in this Section 8 is for any reason held to be unenforceable, unavailable or insufficient although applicable in accordance with its terms, the Company and a Selling Shareholder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Selling Shareholder in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Selling Shareholder, on the other (taking into consideration the fact that the provisions of the registration rights under this Agreement are a material inducement to the Initial Purchaser and the Selling Shareholders to purchase the Registrable Shares), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether an untrue or alleged untrue statement of a material fact or an omission of a martial fact related to information supplied by or available to the Company, on the one hand, or the Selling Shareholder, on the other hand, and by the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. No Selling Shareholder shall be liable for any amount in excess of the proceeds received from such Selling Shareholder from the sale of such Selling Shareholder's Registrable Shares pursuant to a Registration Statement or a Prospectus, as the case may be. For purposes of this Section 8, each Person, if any, who is a Controlling Person of a Selling Shareholder shall have the same rights to contribution as such Selling Shareholder, and each trustee of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who is a Controlling Person of the Company or the Partnership or the General Partner and each partner, employee, representative or agent of the Company shall have the same rights to contribution as the Company. Each Person entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the Person or Persons from whom contribution may be sought, but the omission so to notify such Person or Persons of any such service shall not relieve the Person from whom contribution may be sought from any obligation it may have under this Agreement or otherwise unless failure to provide such written notice actually prejudices such Person or Persons.


                                 MISCELLANEOUS.

Remedies. In the event a breach by the Company or by a Holder or Selling Shareholder of any of their obligations under this Agreement, each Holder or Selling Shareholder or the Company, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. It is acknowledged and agreed that monetary damages would not be adequate compensation for any loss incurred by reason of a breach of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performances in respect of such breach, the parties shall waive the defense that a remedy at law would be adequate.

Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of this Agreement may not be given, without the prior written consent of the Company and Holders beneficially owning not less than fifty percent (50%) of the then outstanding Registrable Shares; provided, however, that, for the purposes of this Agreement, Registrable Shares that are owned, directly or indirectly, by either the Company or an Affiliate of the Company shall not be deemed to be outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions of this Agreement with respect to a matter that relates exclusively to the rights of a Selling Shareholder whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of any other Holder may be given by such Selling Shareholder; provided, further, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

Notices. All notices and other communications provided for this Agreement shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or telecopy;

         IF TO THE COMPANY, AS PROVIDED IN THE PURCHASE AGREEMENT,

         IF TO THE INITIAL PURCHASER, AS PROVIDED IN THE PURCHASE AGREEMENT,

         IF TO ANY HOLDER, TO THE ADDRESS OF SUCH HOLDER AS IT APPEARS IN THE
              SHARE REGISTER OF THE COMPANY,

         IF TO ANY SELLING SHAREHOLDER WHO IS NOT A RECORD HOLDER, TO THE MOST
              RECENT ADDRESS OF SUCH PERSON PROVIDED BY OR ON BEHALF OF SUCH PERSON TO THE COMPANY IN WRITING AS SUCH PERSON'S ADDRESS FOR RECEIPT OF NOTICES UNDER THIS AGREEMENT (INCLUDING ANY ADDRESS PROVIDED IN THE QUESTIONNAIRE REFERRED TO IN SECTION 5(A)(B) OF THIS AGREEMENT), OR IF NONE HAS BEEN SO PROVIDED THEN TO THE ADDRESS OF THE HOLDER OF RECORD OF SUCH SHARES AS IT APPEARS IN THE SHARE REGISTRAR OF THE COMPANY.

                          Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when (A) delivered by hand, if personally delivered, (B) one (1) Business Day after being timely delivered to a next-day air courier, (C) five (5) Business Days after being deposited in the mail, postage prepaid, if mailed, (D) when answered back, if telexed or (E) when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

Successors and Assigns. This agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder (and, in the case of Shares held of record in street name or by a nominee of The Depository Trust Company, each beneficial owner of Registrable Shares). Each such Holder and each such beneficial owner shall be deemed a third party beneficiary of this Agreement. The Company may not assign its rights or obligations under this Agreement without the prior written consent of each Holder. Notwithstanding the foregoing, no assignee of the Company shall have any of the rights granted under this Agreement until such assignee shall acknowledge its rights and obligations under this Agreement by a signed written agreement pursuant to which such assignee accepts such rights and obligations.

Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of New York, as applied to contracts made and performed within the State of New York without regard to principals of conflicts of law.

Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any such term, provision, covenant or restriction that may be hereafter declared invalid, illegal, void or unenforceable.

Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the provisions of this Agreement. All references made in this Agreement to "Section" refer to such Section of this Agreement, unless expressly stated otherwise.

Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision of this Agreement is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover its reasonable attorneys' fees in addition to any other available remedy.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.



                                "COMPANY"

                                INNKEEPERS USA TRUST,
                                a Maryland real estate investment trust

                                By:  /s/ David Bulger
                                    ____________________________________
                                         David Bulger
                                         Chief Financial Officer



The foregoing Agreement
is hereby confirmed and accepted as of the date first above written.

"INITIAL PURCHASER"

EVEREN SECURITIES, INC., an Illinois corporation

By:  /s/ John R. Nikolich
    __________________________________________
         John R. Nikolich
         Senior Vice President